AMENDMENT NUMBER ONE


              This Amendment Number One is dated as of August 1, 1997 and is to the Credit Agreement (the "Credit Agreement") among Hardinge Brothers, Inc. (now Hardinge Inc.) the Bank's signatory thereto and The Chase Manhattan Bank (National Association) (now The Chase Manhattan Bank) as Agent, dated as of August 1, 1994.

              The undersigned hereby agree that the Credit Agreement is amended as follows:

              1. The "Termination Date" as defined in the Credit Agreement shall mean August 1, 1997.

              2. As of August 1, 1997 all outstanding Loans, except for those set forth on Schedule A annexed hereto (the "Outstanding Loans"), shall have repaid and the Commitments shall be reduced to an amount equal to the principal balance of the Outstanding Loans.

              3. The amount of the Commitments shall be further reduced as each of the Outstanding Loans matures, and on September 29, 1997 the Credit Agreement shall terminate for all purposes.

              4. This Amendment Number One may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any parties hereto may execute this Amendment Number One by signing any such counterpart.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number One to be duly executed as of the day and year first above written.


                                     HARDINGE INC.
                                     f/k/a Hardinge Brothers, Inc.

                                     By:   /s/ Robert E. Agan
                                         Robert E. Agan, Chairman of the Board
                                         and Chief Executive Officer


                                     AGENT:

                                     THE CHASE MANHATTAN BANK,
                                     Successor to The Chase Manhattan Bank
                                     (National Association)

                                     By:   /s/ Christine M. McLeod
                                         Christine M. McLeod, Vice President

                                     FLEET BANK, Successor to
                                     National Westminster Bank, USA

                                     By:   /s/ Jon M. Fogle
                                         Jon M. Fogle, Assistant Vice President


                                     THE CHASE MANHATTAN BANK
                                     f/k/a Chemical Bank

                                     By:   /s/ Christine M. McLeod
                                         Christine M. McLeod, Vice President

                                   SCHEDULE A


HARDINGE, INC.
REVOLVING CREDIT FACILITY              Dated:  August 1, 1994


BANK NAMES:  OUTSTANDING LOANS

                                        US DOLLARS        BRITISH POUNDS       SWISS FRANCS       SWISS FRANCS
                                      MATURE 8-18-97      MATURE 9-29-97      MATURE 8-14-97     MATURE 8-28-97

THE CHASE MANHATTAN BANK               $1,000,000.00        500,000.00         3,500,000.00       2,000,000.00
successor to The Chase Manhattan
Bank (National Association)

THE CHASE MANHATTAN BANK                 $500,000.00        250,000.00         1,750,000.00       1,000,000.00
f/k/a Chemical Bank

FLEET BANK, successor to                 $500,000.00        250,000.00         1,750,000.00       1,000,000.00
National Westminster Bank,
USA

---------------------------------------------------------------------------------------------------------------
             TOTALS                    $2,000,000.00  (lb)1,000,000.00     Sfr 7,000,000.00   Sfr 4,000,000.00
---------------------------------------------------------------------------------------------------------------